UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GAMESTOP CORP.
(Name of Registrant as Specified in Its Charter)

HESTIA CAPITAL PARTNERS LP HESTIA CAPITAL MANAGEMENT, LLC KURTIS J. WOLF PERMIT CAPITAL ENTERPRISE FUND, L.P. PERMIT CAPITAL, LLC PERMIT CAPITAL GP, L.P. JOHN C. BRODERICK ADAM DUKOFF PAUL J. EVANS
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2020 ANNUAL MEETING OF STOCKHOLDERS

OF

GAMESTOP CORP.

___________________________

SUPPLEMENT DATED APRIL 28, 2020 TO THE PROXY STATEMENT

OF
HESTIA CAPITAL PARTNERS LP

DATED APRIL 24, 2020

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow GameStop Stockholders:

Hestia Capital Partners LP, a Delaware limited partnership (“Hestia LP”), and the other participants in this solicitation (collectively, the “Stockholder Group” or “we”) are the beneficial owners of an aggregate of 4,667,606 shares, or approximately 7.2% of the outstanding Class A common stock, par value $0.001 per share (the “Common Stock”) of GameStop Corp. (“GameStop” or the “Company”), making us one of the Company’s largest stockholders. We are sending this proxy statement supplement (the “Proxy Supplement”) and accompanying WHITE proxy card to you in connection with the solicitation of proxies for use prior to or at the upcoming 2020 Annual Meeting of Stockholders scheduled to be held on June 12, 2020 at 8:00 a.m. Central Daylight Time at the Hilton Southlake Town Square located at 1400 Plaza Place, Southlake, Texas 76092 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	to elect Hestia LP’s two (2) director nominees, Paul J. Evans and Kurtis J. Wolf (each a “Nominee” and, collectively, the “Nominees”) to hold office until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) and until their respective successors have been duly elected and qualified;

2.	to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;

3.	to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 30, 2021; and

4.	to transact such other business, if any, as may properly come before the Annual Meeting and any adjournment thereof.

These items of business are more fully described in the definitive proxy statement filed by the Stockholder Group with the Securities and Exchange Commission (the “SEC”) on April 24, 2020. On April 27, 2020, the Company filed its definitive proxy statement for the Annual Meeting with the SEC. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement, which had not been publicly available at the time we filed our definitive proxy statement.

According to the Company’s definitive proxy statement, the Annual Meeting will be held at Hilton Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, on June 12, 2020 at 8:00 a.m., Central Daylight Time. While the Company has established a physical location for the Annual Meeting, all stockholders are encouraged to vote their proxies in advance of the Annual Meeting, rather than attempting to attend in person. The Company is actively monitoring the public health concerns relating to the coronavirus (COVID-19) pandemic and the protocols and recommendations that federal, state, and local governments, including the Centers for Disease Control and Prevention and the State of Texas, have imposed or may impose in the future. The Company does not know if these restrictions or similar restrictions will remain in place on the date of the Annual Meeting.

The Company’s definitive proxy statement also states that the Company may also take action to change the time, date or location of the Annual Meeting and may conduct the Annual Meeting by means of remote communication (either in conjunction with a meeting held at a physical location or solely by means of remote communication). If the Company determines to change the date, time or location of the Annual Meeting, they will publicly announce such change as soon as practicable before the Annual Meeting by press release and posting on their website at www.gamestop.com, as well as through an SEC filing.

In addition, the Company’s definitive proxy statement states that if the Company is able to hold an in-person annual meeting based on their judgment of the public health situation at the time of the Annual Meeting in light of applicable COVID-19-related protocols and recommendations, you will be entitled to attend the Annual Meeting only if you were a stockholder of record as of the close of business on April 20, 2020 or if you hold a valid proxy for the Annual Meeting.

In order to ensure that your shares are represented at the Annual Meeting, you are strongly encouraged to vote your shares by proxy prior to the Annual Meeting, and, further you are encouraged to submit your proxies electronically—by telephone or by Internet—by following the instructions on the enclosed WHITE proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service due to COVID-19.

According to the Company’s definitive proxy statement, as of April 20, 2020, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, there were 64,582,006 shares of Common Stock outstanding.

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Stockholder Group in care of Saratoga Proxy Consulting LLC (“Saratoga”), which is assisting the Stockholder Group with its effort to solicit proxies, at the address set forth on the back cover of this Proxy Statement or to the Company at 625 Westport Parkway, Grapevine, Texas 76051 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Stockholder Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

2

According to the Company’s definitive proxy statement, proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act intended to be presented for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must meet the requirements under Rule 14a-8 and be received by the Company’s Secretary, at GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051, no later than December 28, 2020. However, if the date of the 2021 Annual Meeting is more than 30 days before or after June 12, 2021, then the deadline for submitting any stockholder proposal for inclusion in the proxy materials relating to such annual meeting will be a reasonable time before the Company begins to print and mail such proxy materials.

In addition, according to the Company’s definitive proxy statement, under the proxy access provisions of the Company’s bylaws, stockholders are entitled to nominate and include in the Company’s proxy materials director nominees, provided that the eligibility and procedural requirements specified in the Company’s bylaws, including advance notice requirements, are satisfied. The notice must be delivered to the Company’s Secretary at the Company’s principal executive offices, at 625 Westport Parkway, Grapevine, Texas 76051, not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s proxy statement in connection with the most recent annual meeting of stockholders. As a result, any notice given by a stockholder pursuant to the proxy access provisions of the Company’s bylaws with respect to the 2021 Annual Meeting must be received no earlier than the close of business on November 28, 2020, and no later than the close of business on December 28, 2020. However, in the event that the date of the 2021 Annual Meeting is more than 30 days before June 12, 2021 or more than 60 days after June 12, 2021, then the notice, to be timely, must be delivered not earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting and not later than the close of business on the later of (x) the 90th day prior to the date of the 2021 Annual Meeting or (y) the 10th day following the day of the first public announcement of the date of the 2021 Annual Meeting.

Additionally, according to the Company’s definitive proxy statement, any stockholder who wishes to propose any business to be considered by the stockholders at the 2021 Annual Meeting or who wants to nominate a person for election to the Board of Directors at that meeting, other than (i) a proposal for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 or (ii) pursuant to the Company’s proxy access bylaw provisions, in each case as described above, must provide a written notice that sets forth the specified information described in the Company’s bylaws concerning the proposed business or nominee. To be timely, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the Company’s immediately preceding annual meeting, which, with respect to the 2021 Annual Meeting, would be no earlier than the close of business on February 12, 2021 and no later than the close of business on March 14, 2021. However, in the event that the date of the 2021 Annual Meeting is more than 25 days before or after June 12, 2021, then the notice, to be timely, must be delivered not later than the close of business on the tenth day following the date on which the notice of the date of the meeting is mailed or publicly announced.

The information set forth above regarding the procedures for submitting stockholder proposals or nominations for consideration at the Company’s 2021 Annual Meeting is based on information contained in the Company’s proxy statement and the Company’s bylaws. The inclusion of this information in this supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

3

For the reasons set forth in our definitive proxy statement, we are seeking your support to elect not only our two (2) nominees, but also the candidates who have been nominated by the Company other than Jerome L. Davis and Thomas Kelly. If you need another copy of our definitive proxy statement or this supplement, please contact Saratoga, which is assisting the Stockholder Group with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated April 28, 2020, and is first being mailed to stockholders of the Company commencing on or about April 28, 2020. This supplement should be read in conjunction with the Stockholder Group’s definitive proxy statement filed with the SEC on, and first furnished to stockholders on or about, April 24, 2020.

THIS SOLICITATION IS BEING MADE BY THE STOCKHOLDER GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.

THE STOCKHOLDER GROUP URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A BLUE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

www.restoregamestop.com

4

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2020.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the number of shares of our common stock (including common stock that may be purchased pursuant to the exercise of options, warrants or otherwise within 60 days of April 20, 2020) beneficially owned on April 20, 2020 by each director, each of the named executive officers, each holder of 5% or more of our common stock and all of our directors and executive officers as a group. The table below excludes Messrs. Kim, Lloyd and Crawford, who departed the Company during fiscal 2019. Except as otherwise noted, the individual director or executive officer or his or her family members had sole voting and investment power with respect to the identified securities. Except as otherwise noted, the address of each person listed below is GameStop Corp., 625 Westport Parkway, Grapevine, Texas 76051. The total number of shares of our common stock outstanding as of April 20, 2020 was 64,582,006.

Name	Shares Beneficially Owned
	Number (1)		%
FMR LLC 245 Summer Street Boston, MA 02210	11,620,064	(2)	18.0

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,271,702	(3)	17.5

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	9,516,181	(4)	14.7

Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746	7,127,360	(5)	11.0

Hestia-Permit Group 175 Brickyard Road, Suite 200 Adams Township, PA 16046	5,001,581	(6)	7.7

State Street Corporation One Lincoln Street Boston, MA 02111	3,847,409	(7)	6.0

Donald A. Foss 29777 Telegraph Road, Suite 2611 Southfield, MI 48034	3,515,200	(8)	5.4

Scion Asset Management, LLC 20665 4th Street, Suite 201 Saratoga, California 95070	3,400,000	(9)	5.3

Must Asset Management Inc. 3F, Samsung SEI Tower 39, Eonju-ro 30-gil Gangnam-Gu, Seoul, Republic of Korea	3,300,000	(10)	5.1

George E. Sherman	1,127,762	(11)	1.7

James A. Bell	242,596	(12)	*

Jerome L. Davis	85,877	(13)	*

Daniel A. DeMatteo	480,736	(14)	*

Lizabeth Dunn	32,969	(15)	*

Raul J. Fernandez	38,119	(15)	*

Reginald Fils-Aime	—	(16)	*

Frank M. Hamlin	183,175	(17)	*

Chris R. Homeister	238,096	(12)	*

Daniel J. Kaufman	227,848	(18)	*

Thomas N. Kelly Jr.	64,921	(13)	*

Steven R. Koonin	25,271	(13)	*

William Simon	—	(16)	*

James Symancyk	—	(16)	*

Gerald R. Szczepanski	115,527	(13)	*

Carrie W. Teffner	55,469	(13)	*

Kathy P. Vrabeck	79,327	(13)	*

Lawrence S. Zilavy	65,587	(13)	*

All Current Directors and Officers as a group (18 persons)	3,062,920	(19)	4.6

______________________

*	Less than 1.0%.

(1)	Shares of common stock that an individual or group has a right to acquire within 60 days after April 20, 2020 pursuant to the exercise of options, warrants or other rights are deemed to be outstanding for the purpose of computing the beneficial ownership of shares and percentage of such individual or group, but are not deemed to be outstanding for the purpose of computing the beneficial ownership of shares and percentage of any other person or group shown in the table.

(2)	Based on information included in its Amendment No. 10 to Schedule 13G filed with the SEC on February 7, 2020, FMR LLC has the sole power to vote or to direct the vote with respect to 651,523 of these shares and sole power to dispose or direct the disposition with respect to 11,620,064 of these shares.

(3)	Based on information included in its Amendment No. 13 to Schedule 13G filed with the SEC on February 4, 2020, BlackRock, Inc. has the sole power to vote or to direct the vote with respect to 10,888,316 of these shares and sole power to dispose or direct the disposition with respect to 11,271,702 of these shares.

(4)	Based on information included in its Amendment No. 9 to Schedule 13G filed with the SEC on February 11, 2020, The Vanguard Group has the sole power to vote or to direct the vote with respect to 81,386 of these shares, the sole power to dispose or direct the disposition with respect to 9,434,358 of these shares and the shared power to vote or direct to vote with respect to 12,123 of these shares and the shared power to dispose or direct the disposition with respect to 81,823 of these shares.

(5)	Based on information included in its Amendment No. 1 to Schedule 13G filed with the SEC on January 9, 2020, Dimensional Fund Advisors LP has the sole power to vote or to direct the vote with respect to 7,003,666 of these shares and the sole power to dispose or direct the disposition with respect to 7,127,360 of these shares.

(6)	Based on information included in Amendment No. 3 to Schedule 13D filed with the SEC on March 23, 2020. The Hestia-Permit Group is composed of: Hestia Capital Partners (“Hestia Capital”), LP, Hestia Capital Management, LLC (“Hestia LLC”), Kurtis J. Wolf, Permit Capital Enterprise Fund, L.P. (“Permit Enterprise”), Permit Capital, LLC (“Permit LLC”), Permit Capital GP, L.P. (“Permit GP”), John C. Broderick, Adam Dukoff and Paul J. Evans. Hestia LLC is the general partner of Hestia Capital and Mr. Wolf is the managing member of Hestia LLC. Permit LLC is the investment adviser of Permit Enterprise, Permit GP is the general partner of Permit Enterprise and Mr. Broderick is a partner of Permit GP.

•	Hestia Capital has the sole power to vote or to direct the vote with respect to 906,600 of these shares and the sole power to dispose or direct the disposition with respect to 906,600 of these shares;

•	Hestia LLC has the shared power to vote or direct to vote with respect to 1,301,100 of these shares and the shared power to dispose or direct the disposition with respect to 1,301,100 of these shares;

•	Kurtis J. Wolf has the sole power to vote or to direct the vote with respect to 21,400 of these shares, the sole power to dispose or direct the disposition with respect to 21,400 of these shares and the shared power to vote or direct to vote with respect to 1,301,100 of these shares and the shared power to dispose or direct the disposition with respect to 1,301,100 of these shares;

•	Permit Enterprise, Permit LLC and Permit GP have the shared power to vote or direct to vote with respect to 3,053,536 of these shares and the shared power to dispose or direct the disposition with respect to 3,053,536 of these shares;

•	John C. Broderick has the sole power to vote or to direct the vote with respect to 576,645 of these shares, the sole power to dispose or direct the disposition with respect to 576,645 of these shares and the shared power to vote or direct to vote with respect to 3,053,536 of these shares and the shared power to dispose or direct the disposition with respect to 3,053,536 of these shares; and

•	Adam Dukoff has the sole power to vote or to direct the vote with respect to 48,900 of these shares and the sole power to dispose or direct the disposition with respect to 48,900 of these shares.

(7)	Based on information included in its Schedule 13G filed with the SEC on February 14, 2020, State Street Corporation the shared power to vote or direct to vote with respect to 3,434,572 of these shares and the shared power to dispose or direct the disposition with respect to 3,847,409 of these shares.

(8)	Based on information included in its Schedule 13G filed with the SEC on March 9, 2020, Donald A. Foss has the sole power to vote or to direct the vote with respect to 3,515,200 of these shares and the sole power to dispose or direct the disposition with respect to 3,515,200 of these shares.

(9)	Based on information included in its Schedule 13D filed with the SEC on April 10, 2020 by Scion Asset Management, LLC (“SAM”), Scion Asset Partners, LP (“SAP”), Scion Capital Group, LLC (“SCG”), and Michael J. Burry (“Mr. Burry”). SAP is the managing member of SAM, SCG is the general partner of SAP, and Mr. Burry is the managing member of SCG and the Chief Executive Officer of SAM, SAP and SCG. Each of SAM, SAP, SCG, and Mr. Burry has the shared power to vote or direct the vote and dispose or direct the disposition of these shares.

(10)	Based on information included in its Schedule 13G filed with the SEC on March 20, 2020, Must Asset Management Inc. has the sole power to vote or to direct the vote with respect to 3,300,000 of these shares and the sole power to dispose or direct the disposition with respect to 3,300,000 of these shares.

(11)	Of these shares, 978,748 are unvested restricted shares.

(12)	Of these shares, 238,096 are unvested restricted shares.

(13)	Of these shares, 25,271 are unvested restricted shares.

(14)	Of these shares, 138,480 are issuable upon exercise of stock options (all of which are vested as of April 20, 2020), and 115,514 are unvested restricted shares.

(15)	Of these shares, 27,969 are unvested restricted shares.

(16)	The appointment of Messrs. Simon and Symancyk to the Board became effective on March 9, 2020. Mr. Fils-Aime’s appointment to the Board became effective on April 20, 2020.

(17)	Of these shares, 182,616 are unvested restricted shares.

(18)	Of these shares, 170,280 are unvested restricted shares.

(19)	Of these shares, 138,480 are issuable upon exercise of stock options (all of which are vested as of April 20, 2020) and 2,156,185 are unvested restricted shares.

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The Stockholder Group urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with the Stockholder Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to the Stockholder Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed postage-paid envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any blue proxy card you receive from the Company. Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our two (2) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Stockholder Group’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE PROXY CARD

GAMESTOP CORP.

2020 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF HESTIA CAPITAL PARTNERS LP

THE BOARD OF DIRECTORS OF GAMESTOP CORP.
IS NOT SOLICITING THIS PROXY

P        R        O        X        Y

The undersigned appoints Kurtis J. Wolf and John C. Broderick, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of GameStop Corp. (the “Company”) which the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders of the Company scheduled to be held on Friday, June 12, 2020 at 8:00 a.m. Central Daylight time at the Hilton Southlake Town Square located at 1400 Plaza Place, Southlake, Texas 76092 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Hestia Capital Partners LP (“Hestia LP”) a reasonable time before this solicitation, each of whom are deemed participants in this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting by Hestia LP.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our WHITE proxy card are available at

www.restoregamestop.com

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

HESTIA LP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1, “AGAINST” PROPOSAL 2, AND MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

1.	Hestia LP’s proposal to elect Paul J. Evans and Kurtis J. Wolf to the Board to serve as directors with a term expiring at the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.

		FOR ALL	WITHHOLD	FOR ALL NOMINEES
		NOMINEES	AUTHORITY TO	EXCEPT
			VOTE FOR ALL	NOMINEE(S)
			NOMINEES	WRITTEN BELOW
		☐	☐	☐
Nominees:	Paul J. Evans
	Kurtis J. Wolf			________________

Hestia LP does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of voting stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Hestia LP has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of voting stock represented by this proxy card will be voted for such substitute nominee(s).

Hestia LP intends to use this proxy to vote (i) “FOR” Paul J. Evans and Kurtis J. Wolf and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than Jerome L. Davis and Thomas Kelly, for whom Hestia LP is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominees are elected.

NOTE: You may withhold authority to vote for one or more of the candidates who have been nominated by the Company other than Jerome L. Davis and Thomas Kelly by writing the name of such nominee(s) below.

________________________________________________________________________

2.	The Company’s proposal to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 30, 2021.

☐	FOR	☐	AGAINST	☐	ABSTAIN

WHITE PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.